 Exhibit 99.1

INDEX TO FINANCIAL STATEMENT

Audited Financial Statement of Platinum Eagle Acquisition Corp.:

Report of Independent Registered Public Accounting Firm	F-2

Balance Sheet as of January 17, 2018	F-3

Notes to Balance Sheet	F-4

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of

Platinum Eagle Acquisition Corp.

Opinion on the Financial Statement

We have audited the accompanying balance sheet of Platinum Eagle Acquisition Corp. (the "Company") as of January 17, 2018 and the related notes (collectively referred to as the "financial statement"). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Company as of January 17, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/ WithumSmith+Brown, PC

We have served as the Company's auditor since 2017.

New York, New York

January 23, 2018

F-2

PLATINUM EAGLE ACQUISITION CORP.

BALANCE SHEET

January 17, 2018

Assets
Current assets:
Cash and cash equivalents	$1,500,000
Prepaid expenses	23,200
Total current assets	1,523,200
Cash held in Trust Account	325,000,000
Total assets	$326,523,200

Liabilities and Shareholders' Equity
Current liabilities:
Accounts payable and accrued offering costs	$429,046
Due to shareholder	187,453
Total current liabilities	616.498
Deferred underwriting compensation	11,375,000
Total liabilities	11,991,498

Commitments

Class A ordinary shares, $0.0001 par value; 30,953,170 shares subject to possible redemption (at approximately $10.00 per share)	309,531,700

Shareholders' Equity:
Preferred shares, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	-
Class A ordinary shares, $0.0001 par value; 380,000,000 shares authorized; 1,546,830 shares issued and outstanding (excluding 30,953,170 shares subject to possible redemption)	155
Class B ordinary shares, $0.0001 par value; 20,000,000 shares authorized; 8,125,000 shares issued and outstanding	813
Additional paid-in capital	5,007,840
Accumulated deficit	(8,806)
Total shareholders' equity	5,000,002
Total Liabilities and Shareholders' Equity	$326,523,200

The accompanying notes are an integral part of the balance sheet.

F-3

PLATINUM EAGLE ACQUISITION CORP.

Notes to Balance Sheet

1.	Organization and Business Operations

Incorporation

Platinum Eagle Acquisition Corp. (the “Company”) was incorporated as a Cayman Islands exempted company on July 12, 2017. The functional currency of the Company is the United States dollar.

Sponsor

The Company’s sponsor is Platinum Eagle Acquisition LLC, a Delaware limited liability company (the “Sponsor”). Jeff Sagansky, the Company’s Chief Executive Officer and Director and Eli Baker, the Company’s President, Chief Financial Officer and Secretary, are members of the Sponsor.

Fiscal Year End

The Company has selected December 31 as its fiscal year end.

Business Purpose

The Company was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or other similar business combination with one or more operating businesses that it has not yet selected (“Business Combination”). The Company has neither engaged in any operations nor generated significant revenue to date.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of its initial public offering of Units (as defined in Note 3 below) (the “Public Offering”), although substantially all of the net proceeds of the Public Offering are intended to be generally applied toward completing a Business Combination. Furthermore, there is no assurance that the Company will be able to successfully complete a Business Combination.

Financing

The registration statement for the Company’s Public Offering (as described in Note 3) was declared effective by the United States Securities and Exchange Commission (the “SEC”) on January 11, 2018. On January 17, 2018, the Sponsor, Harry E. Sloan, Joshua Kazam, Fredric D. Rosen, the Sara L. Rosen Trust and the Samuel N. Rosen 2015 Trust agreed to purchase simultaneously with the closing of the Public Offering 5,333,334 warrants in a private placement at a price of $1.50 per warrant, generating gross proceeds, before expenses, of approximately $8,000,000 (Note 4).

Upon the closing of the Public Offering and the private placement, $325,000,000 was placed in the Trust Account (discussed below).

Trust Account

The trust account (the “Trust Account”) can be invested in permitted United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), having a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act that invest only in direct U.S. government treasury obligations.

The Company’s amended and restated memorandum and articles of association provide that, other than the withdrawal of interest earned on the funds held in the Trust Account that may be released to the Company to fund its working capital requirements (subject to an annual limit of $250,000) and/or to pay taxes, if any, none of the funds held in the Trust Account will be released until the earlier of: (i) the completion of the Business Combination; (ii) the redemption of any of the Class A ordinary shares included in the Units sold in the Public Offering if the Company is unable to complete a Business Combination within 24 months from the closing of the Public Offering, subject to applicable law and (iii) the redemption of the Class A ordinary shares included in the Units sold in the Public Offering properly submitted in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association to modify the substance or timing of the Company’s obligation to redeem 100% of the Class A ordinary shares included in the Units sold in the Public Offering if the Company does not complete the Business Combination within 24 months from the closing of the Public Offering.

The Company, after signing a definitive agreement for a Business Combination, will either (i) seek shareholder approval of the Business Combination at a meeting called for such purpose in connection with which shareholders may seek to redeem their Class A ordinary shares, regardless of whether they vote for or against the Business Combination, for cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the initial business combination, including interest earned on the funds held in the Trust Account and not previously released to the Company to fund its working capital requirements (subject to an annual limit of $250,000) and/or to pay taxes, or (ii) provide shareholders with the opportunity to sell their Class A ordinary shares to the Company by means of a tender offer (and thereby avoid the need for a shareholder vote) for an amount in cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to commencement of the tender offer, including interest earned on the funds held in the Trust Account and not previously released to the Company to fund its working capital requirements (subject to an annual limit of $250,000) and/or to pay taxes. The decision as to whether the Company will seek shareholder approval of the Business Combination or will allow shareholders to sell their Class A ordinary shares in a tender offer will be made by the Company, solely in its discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would otherwise require the Company to seek shareholder approval. If the Company seeks shareholder approval, it will complete its Business Combination only if a majority of the outstanding ordinary shares voted are voted in favor of the Business Combination. However, in no event will the Company redeem its public shares in an amount that would cause its net tangible assets to be less than $5,000,001. In such case, the Company would not proceed with the redemption of its public shares and the related Business Combination, and instead may search for an alternate Business Combination.

F-4

If the Company holds a shareholder vote in connection with a Business Combination, a public shareholder will have the right to redeem its Class A ordinary shares for an amount in cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the initial business combination, including interest earned on the funds held in the Trust Account but not previously released to the Company to fund its working capital requirements (subject to an annual limit of $250,000) and/or to pay taxes. As a result, such Class A ordinary shares have been recorded at redemption amount and classified as temporary equity, in accordance with FASB, ASC 480, “Distinguishing Liabilities from Equity.”

The Company has 24 months from the closing of the Public Offering to complete its initial Business Combination. If the Company does not complete a Business Combination within this period of time, it shall (i) cease all operations except for the purposes of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the public shares for a per share pro rata portion of the Trust Account, including interest, but less income taxes payable (less up to $100,000 of such net interest to pay dissolution expenses) and (iii) as promptly as possible following such redemption, dissolve and liquidate the balance of the Company’s net assets to its remaining shareholders, as part of its plan of dissolution and liquidation. The Sponsor, Harry E. Sloan and the Company’s executive officers and directors (the “initial shareholders”) have entered into letter agreements with the Company, pursuant to which they have waived their rights to participate in any redemption with respect to their Founder Shares (as defined below); however, if the initial shareholders or any of the Company’s officers, directors or affiliates acquire Class A ordinary shares in or after the Public Offering, they will be entitled to a pro rata share of the Trust Account upon the Company’s redemption or liquidation in the event the Company does not complete a Business Combination within the required time period. In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per Unit in the Public Offering.

2.	Significant Accounting Policies

Basis of Presentation

The accompanying balance sheet of the Company is presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and pursuant to the rules and regulations of the SEC.

Emerging Growth Company

Section 102(b)(1) of the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”) exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), declared effective or do not have a class of securities registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of cash accounts in a financial institution which, at times, may exceed the Federal depository insurance coverage of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under FASB ASC 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the balance sheet.

Use of Estimates

The preparation of the balance sheet in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the balance sheet. Actual results could differ from those estimates.

Offering Costs

The Company complies with the requirements of FASB ASC 340-10-S99-1 and SEC Staff Accounting Bulletin (“SAB”) Topic 5A, “Expenses of Offering.” Offering costs of $18,484,492, consisting principally of underwriter discounts of $17,875,000 (including $11,375,000 of which payment is deferred) and $609,492 of professional, printing, filing, regulatory and other costs were charged to additional paid-in capital upon completion of the Public Offering.

Redeemable Ordinary Shares

As discussed in Note 1, all of the 32,500,000 Class A ordinary shares sold as part of the Units in the Public Offering contain a redemption feature which allows for the redemption of Class A ordinary shares under the Company's Liquidation or Tender Offer/Shareholder Approval provisions. In accordance with FASB ASC 480, redemption provisions not solely within the control of the Company require the security to be classified outside of permanent equity. Ordinary liquidation events, which involve the redemption and liquidation of all of the entity’s equity instruments, are excluded from the provisions of FASB ASC 480. Although the Company has not specified a maximum redemption threshold, its amended and restated memorandum and articles of association provide that in no event will the Company redeem its public shares in an amount that would cause its net tangible assets to be less than $5,000,001.

F-5

The Company recognizes changes in redemption value immediately as they occur and will adjust the carrying value at the end of each reporting period. Increases or decreases in the carrying amount of redeemable Class A ordinary shares shall be affected by charges against additional paid in capital.

Accordingly, at January 17, 2018, 30,953,170 of the 32,500,000 Class A ordinary shares included in the Units were classified outside of permanent equity at approximately $10.00 per share.

Income Taxes

The Company complies with the accounting and reporting requirements of FASB ASC 740, “Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amounts expected to be realized.

There were no unrecognized tax benefits as of January 17, 2018. FASB ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties at January 17, 2018. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statements.

3.	Public Offering

On January 17, 2018, the Company sold 32,500,000 units at a price of $10.00 per unit (the “Units”) in the Public Offering. Each Unit consists of one Class A ordinary share of the Company, $0.0001 par value per share (the “Public Shares”), and one-third of one warrant to purchase one Class A ordinary share (the “Public Warrants”).

Each whole Public Warrant entitles the holder to purchase one Class A ordinary share at a price of $11.50 per share. No fractional shares will be issued upon exercise of the Public Warrants. If, upon exercise of the Public Warrants, a holder would be entitled to receive a fractional interest in a share, the Company will, upon exercise, round down to the nearest whole number the number of Class A ordinary shares to be issued to the Public Warrant holder. Each Public Warrant will become exercisable on the later of 30 days after the completion of the Company’s Business Combination and 12 months from the closing of the Public Offering. However, if the Company does not complete a Business Combination on or prior to the 24-month period allotted to complete the Business Combination, the Public Warrants will expire at the end of such period. Under the terms of a warrant agreement between the Company and Continental Stock Transfer & Trust Company, as warrant agent, the Company has agreed to, following the completion of the Company’s Business Combination, use its best efforts to file a new registration statement under the Securities Act for the registration of the Class A ordinary shares issuable upon exercise of the Public Warrants. If the Company is unable to deliver registered Class A ordinary shares to the holder upon exercise of Public Warrants issued in connection with the 32,500,000 Units during the exercise period, there will be no net cash settlement of these Public Warrants and the Public Warrants will expire worthless, unless they may be exercised on a cashless basis in the circumstances described in the warrant agreement.

The Company granted the underwriters a 45-day option to purchase up to 4,500,000 additional Units to cover any over-allotments at the initial public offering price less the underwriting discounts and commissions. The Units that were issued in connection with the over-allotment option are identical to the Units issued in the Initial Public Offering. Prior to the Public Offering, the underwriters’ elected to exercise a portion of the over-allotment option for 2,500,000 additional Units for additional gross proceeds of $25 million. The partial exercise resulted in a reduction of 500,000 shares of Class B ordinary shares subject to forfeiture and are considered as forfeited in the accompanying balance sheet as of January 17, 2018.

The Company paid an upfront underwriting discount of $6,500,000 ($0.20 per Unit sold) in the aggregate to the underwriters at the closing of the Public Offering, with an additional fee (the “Deferred Discount”) equal $11,375,000 ($0.35 per Unit sold) to become payable to the underwriters from the amounts held in the Trust Account solely in the event the Company completes a Business Combination. The underwriters are not entitled to any interest accrued on the Deferred Discount.

4.	Related Party Transactions

Founder Shares

On July 14, 2017, the Sponsor purchased 11,500,000 Class B ordinary shares (the “Founder Shares”) for $25,000, or $.0002 per share. In December 2017, the Sponsor surrendered 2,875,000 of its Founder Shares to the Company for no consideration, resulting in the Sponsor holding an aggregate of 8,625,000 Founder Shares. On December 22, 2017, the Sponsor transferred 4,226,250 Founder Shares to Harry E. Sloan for a purchase price of $8,452.50 (the same per-share price initially paid by the Sponsor), resulting in the Sponsor holding 4,398,750 Founder Shares. In connection with the underwriters’ partial exercise of their over-allotment option prior to the closing of the Public Offering, on January 16, 2018, the Sponsor and Harry E. Sloan surrendered an aggregate of 500,000 Founder Shares (consisting of 255,000 by the Sponsor and 245,000 by Harry E. Sloan) to the Company for no consideration, resulting in the Sponsor holding 4,143,750 Founder Shares and Harry E. Sloan holding 3,981,250 Founder Shares, respectively.

F-6

The Founder Shares are identical to the Public Shares except that the Founder Shares are subject to certain transfer restrictions, as described in more detail below.

The initial shareholders have agreed not to transfer, assign or sell any of their Founder Shares until the earlier of (A) one year after the completion of the Company’s initial Business Combination, or earlier if, subsequent to the Company’s initial Business Combination, the closing price of the Company’s Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share splits, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Company’s initial Business Combination, and (B) the date on which the Company completes a liquidation, merger, share exchange or other similar transaction after the initial Business Combination that results in all of the Company’s shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property (the “Lock Up Period”).

Rights — The Founder Shares are identical to the Public Shares except that (i) the Founder Shares are subject to certain transfer restrictions, as described above, and (ii) the initial shareholders have agreed to waive their redemption rights in connection with the Business Combination with respect to the Founder Shares and any Public Shares they may purchase, and to waive their redemption rights with respect to the Founder Shares if the Company fails to complete a Business Combination within 24 months from the closing of the Public Offering.

Voting — If the Company seeks shareholder approval of a Business Combination, the initial shareholders have agreed to vote their Founder Shares and any Public Shares purchased during or after the Public Offering in favor of the Business Combination.

Liquidation —Although the initial shareholders and their permitted transferees have waived their redemption rights with respect to the Founder Shares if the Company fails to complete a Business Combination within the prescribed time frame, they will be entitled to redemption rights with respect to any Public Shares they may own.

Private Placement Warrants

The Sponsor, Harry E. Sloan, Joshua Kazam, Fredric D. Rosen, the Sara L. Rosen Trust and the Samuel N. Rosen 2015 Trust purchased from the Company 5,333,334 warrants in the aggregate at a price of $1.50 per warrant (an aggregate purchase price of $8.0 million) in a private placement that occurred simultaneously with the completion of the Public Offering (the “Private Placement Warrants”). Each Private Placement Warrant entitles the holder to purchase one Class A ordinary share at $11.50 per share. The purchase price of the Private Placement Warrants has been added to the proceeds from the Public Offering to be held in the Trust Account pending completion of the Company’s initial Business Combination. The Private Placement Warrants (including the Class A ordinary shares issuable upon exercise of the Private Placement Warrants) will not be transferable, assignable or salable until 30 days after the completion of the initial Business Combination, and they will be non-redeemable so long as they are held by the initial purchasers of the Private Placement Warrants or their permitted transferees. If the Private Placement Warrants are held by someone other than the initial purchasers of the Private Placement Warrants or their permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants. Otherwise, the Private Placement Warrants have terms and provisions that are identical to those of the Public Warrants and have no net cash settlement provisions.

If the Company does not complete a Business Combination, then the proceeds will be part of the liquidating distribution to the public shareholders and the Private Placement Warrants will expire worthless.

Registration Rights

The initial shareholders will be entitled to registration rights pursuant to a registration rights agreement signed on January 11, 2018. The initial shareholders will be entitled to make up to three demands, excluding short form registration demands, that the Company register such securities for sale under the Securities Act. In addition, these holders will have “piggy-back” registration rights to include their securities in other registration statements filed by the Company. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Related Party Loans

The Sponsor agreed to loan the Company up to an aggregate of $200,000 by the issuance of an unsecured promissory note (the “Note”) to cover expenses related to the Public Offering. When and if issued, these loans were payable without interest on the earlier of December 31, 2018 or the completion of the Public Offering. At January 17, 2018, there were no amounts outstanding under the Note.

On January 16, 2018, a shareholder paid expenses in connection with Public Offering on behalf of the Company. At January 17, 2018, $187,453 is due to this shareholder and reflected on the accompanying balance sheet.

Administrative Services

The Company will reimburse an affiliate of the Sponsor for office space, secretarial and administrative services provided to members of the Company’s management team in an amount not to exceed $15,000 per month. Upon completion of a Business Combination or the Company’s liquidation, the Company will cease paying these monthly fees.

F-7

Working Capital Loans

In order to finance transaction costs in connection with an intended initial Business Combination, the Sponsor or an affiliate of the Sponsor or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required. Up to $1,500,000 of such loans may be convertible into warrants of the post-Business Combination entity at a price of $1.50 per warrant at the option of the lender. Such warrants would be identical to the private placement warrants. Except for the foregoing, the terms of such loans, if any, have not been determined and no written agreements exist with respect to such loans.

5.	Commitments & Contingencies

The Company is committed to pay the Deferred Discount totaling $11,375,000, or 3.5% of the gross offering proceeds of the Public Offering, to the underwriters upon the Company’s consummation of a Business Combination. The underwriters will not be entitled to any interest accrued on the Deferred Discount, and no Deferred Discount is payable to the underwriters if there is no Business Combination.

6.	Trust Account

A total of $325,000,000, which includes $318,500,000 of the net proceeds from the Public Offering and $6,500,000 from the sale of the Private Placement Warrants, has been placed in the Trust Account.

7.	Shareholders’ Equity

Ordinary Shares —The authorized ordinary shares of the Company include up to 400,000,000 shares, including 380,000,000 Class A ordinary shares and 20,000,000 Class B ordinary shares. Holders of the Class A ordinary shares and holders of the Class B ordinary shares vote together as a single class on all matters submitted to a vote of the Company’s shareholders, except as required by law. Each ordinary share has one vote. At January 17, 2018, there were 32,500,000 Class A ordinary shares outstanding, including 30,953,170 shares subject to possible redemption, and 8,125,000 Class B ordinary shares outstanding.

Preferred Shares —The Company is authorized to issue 1,000,000 preferred shares. At January 17, 2018, no preferred shares were outstanding.

8.	Subsequent Events

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to January 23, 2018, the date that the financial statement was available to be issued.

F-8